 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)

February 6, 2007

000-29748
(Commission file number)

  ECHELON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	77-0203595
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification Number)

550 Meridian Avenue
San Jose, CA 95126
(Address of principal executive office and zip code)

(408) 938-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The following information is furnished (not filed) as Exhibit 99.1 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 6, 2007, Echelon Corporation issued a press release reporting on its results of operations for the quarter ended December 31, 2006. The full text of this press release is furnished in this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description
99.1	Press Release dated February 6, 2007, of Echelon Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHELON CORPORATION
By: /s/ Oliver R. Stanfield
----------------------
Oliver R. Stanfield
Executive Vice President and Chief Financial Officer

Date: February 6, 2007

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated February 6, 2007, of Echelon Corporation.